POWER OF ATTORNEY
The undersigned officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Frederick A. Henderson
Title: Chairman, Chief Executive Officer and Director
(Principal Executive Officer)
Name: Frederick A. Henderson

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Michael J. Thomson
Title: President and Chief Operating Officer
Name: Michael J. Thomson

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Fay West
Title: Senior Vice President and
Name: Fay West
Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Denise R. Cade
Title: Senior Vice President, General Counsel,
Name: Denise R. Cade
Corporate Secretary and Chief Compliance Officer

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Allison Lausas
Title: Vice President and Controller
Name: Allison Lausas
(Principal Accounting Officer)

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Alvin Bledsoe
Title: Director
Name: Alvin Bledsoe

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Robert J. Darnall
Title: Director
Name: Robert J. Darnall

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Peter B. Hamilton
Title: Director
Name: Peter B. Hamilton

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ Karen B. Peetz
Title: Director
Name:Karen B. Peetz

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ John W. Rowe
Title: Director
Name: John W. Rowe

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Denise R. Cade and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 24th day of February 2015.

Signature: /s/ James E. Sweetnam
Title: Director
Name: James E. Sweetnam